Exhibit 10.1

AMENDMENT NO. 3 TO MASTER REPURCHASE AGREEMENT

AMENDMENT NO. 3 TO MASTER REPURCHASE AGREEMENT, dated as of February 8, 2007 (this “Amendment”), by and between CBRE REALTY FINANCE HOLDINGS IV, LLC and CBRE REALTY FINANCE TRS WAREHOUSE FUNDING III, LLC (each a “Seller”, and a collectively, the “Sellers”), and WACHOVIA BANK, NATIONAL ASSOCIATION (the “Buyer”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Repurchase Agreement (as defined below).

RECITALS

WHEREAS, the Sellers and the Buyer are parties to that certain Master Repurchase Agreement, dated August 24, 2006, as amended by that certain Amendment No. 1 to Master Repurchase Agreement, dated August 24, 2006 and that certain Amendment No. 2 to Master Repurchase Agreement, dated December 15, 2006 (the “Existing Repurchase Agreement”); and

WHEREAS, the Sellers and the Buyer have agreed to temporarily further increase the Maximum Amount to $700,000,000.

Therefore, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Sellers and the Buyer hereby agree as follows:

SECTION 1. Amendments.

(a) Section 2.01 of the Existing Repurchase Agreement is hereby modified by deleting the defined term “Maximum Amount” in its entirety and inserting the following defined term in lieu thereof:

“Maximum Amount”: (i) Solely during the Increase Period, an amount equal to $700,000,000 and (ii) following the Increase Period, an amount equal to $300,000,000, or, in either case, such greater amount as the Buyer may determine in accordance with Section 3.05(b) hereof.

(b) Section 2.01 of the Existing Repurchase Agreement is hereby modified by inserting in proper alphabetical order the following new defined term:

“Increase Period”: The period from and including February 8, 2007 through and including the earlier of (i) April 30, 2007 and (ii) the closing of a Securitization Vehicle involving all or substantially all of the Purchased Assets.

SECTION 2. Conditions Precedent. This Amendment and its provisions shall become effective on the date on which the Buyer shall have received this Amendment, executed and delivered by a duly authorized officer of each Seller and the Buyer (the “Amendment Effective Date”).

SECTION 3. Representations and Warranties. Each Seller hereby represents and warrants to the Buyer, as of the date hereof and as of the Amendment Effective Date, that (i) the Seller is in compliance with all of the terms and provisions set forth in the Existing Repurchase Agreement and the other Repurchase Documents on its part to be observed or performed, (ii) no Default or Event of Default has occurred or is continuing, (iii) the Seller has no, and hereby waives all, defenses, rights of setoff, claims, counterclaims or causes of action of any kind or description against the Buyer arising under or in respect of the Existing Repurchase Agreement or any other Repurchase Document and (iv) the Buyer is in full compliance with its undertakings and obligations under the Existing Repurchase Agreement and the other Repurchase Documents. Each Seller hereby confirms and reaffirms the representations and warranties contained in the Existing Repurchase Agreement and all of the other Repurchase Documents.

SECTION 4. Limited Effect. Except as expressly amended and modified by this Amendment, the Existing Repurchase Agreement and each of the other Repurchase Documents shall continue to be, and shall remain, in full force and effect in accordance with their respective terms; provided, however, that upon the Amendment Effective Date, each reference therein and herein to the “Repurchase Documents” shall be deemed to include, in any event, this Amendment and each reference to the “Repurchase Agreement” in any of the Repurchase Documents shall be deemed to be a reference to the Existing Repurchase Agreement as amended hereby.

SECTION 5. Counterparts. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment in Portable Document Format (PDF) or by facsimile transmission shall be effective as delivery of a manually executed original counterpart thereof.

SECTION 6. Expenses. The Sellers agree to pay and reimburse the Buyer for all of the out-of-pocket costs and expenses incurred by the Buyer in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the fees and disbursements of Cadwalader, Wickersham & Taft LLP, counsel to the Buyer.

SECTION 7. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[SIGNATURES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

SELLERS

CBRE REALTY FINANCE TRS
WAREHOUSE FUNDING III, LLC, a
Delaware limited liability company, as Seller

By:	CBRE Realty Finance TRS, Inc., a Delaware corporation

By:	/s/ Paul Martin
	Name:	Paul Martin
	Title:	Executive Vice President

CBRE REALTY FINANCE HOLDINGS IV,
LLC, a Delaware limited liability company, as Seller

By:	CBRE Realty Finance Holdings, LLC, a Delaware limited liability company

By:	/s/ Paul Martin

	Name:	Paul Martin
	Title:	Managing Director

BUYER

WACHOVIA BANK, NATIONAL ASSOCIATION

By:	/s/ Joseph F. Cannon
	Name:	Joseph F. Cannon
	Title:	Vice President

Although consent of the Guarantor is not needed to effect the changes set forth in this Amendment, as a convenience to the parties, the Guarantor hereby acknowledges, accepts and agrees to the changes made to the Existing Repurchase Agreement by this Amendment and affirms and confirms its obligations under the Guarantee.

GUARANTOR

CBRE REALTY FINANCE, INC.,

a Maryland corporation

By:	/s/ Paul Martin
	Name:	Paul Martin
	Title:	Executive Vice President

CBRE REALTY FINANCE HOLDINGS, LLC,

a Delaware limited liability company

By:	/s/ Paul Martin
	Name:	Paul Martin
	Title:	Managing Director